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                                                                EXHIBIT 10.23

                             DEL MONTE FOODS COMPANY


                NON-EMPLOYEE DIRECTOR AND INDEPENDENT CONTRACTOR


                            1997 STOCK INCENTIVE PLAN


                          AS ADOPTED February 24, 1997



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        1.      Purpose of the Plan

        This Del Monte Foods Company Non-Employee Director and Independent Contractor 1997 Stock Incentive Plan is intended to promote the interests of the Company by providing certain non-employee directors and independent contractors of the Company with incentives and rewards to encourage them to continue as service providers to the Company.

        2.      Definitions

        As used in the Plan, the following definitions apply to the terms indicated below:

        (a) "Board of Directors" shall mean the Board of Directors of Del Monte or such Board of Directors of the Board of Directors as may be designated by the Board of Directors.

        (b) "Change of Control" shall mean the occurrence of one or more of the following events:

        (1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof (a "Person") or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates (as defined below) thereof other than to TPG Partners, L.P. ("TPG") or its Affiliates;

        (2) the approval by the holders of any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock, of the Company ("Capital Stock") of any plan or proposal for the liquidation or dissolution of the Company;

        (3) (i) any Person or Group (other than TPG or its Affiliates) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock (the "Voting Stock") of the Company and
(ii) TPG and its Affiliates shall beneficially own, directly or indirectly, in the aggregate a lesser percentage of the Voting Stock of the Company than such other Person or Group; or

        (4) the replacement of a majority of the Board of Directors over a two-year period from the directors who constituted the Board of Directors at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved or who were nominated by, or designees of TPG or its Affiliates.


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        For purposes of this Section 2(c), "Affiliate" shall mean, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative of the foregoing.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (d) "Common Stock" shall mean common stock of Del Monte, $.01 par value per share.

        (e)     "Company" shall mean Del Monte and its subsidiaries.

        (f) "Del Monte" shall mean Del Monte Foods Company, a Maryland corporation.

        (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (h) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 6 hereof.

        (i) "Participant" shall mean a person who is eligible to participate in the Plan and to whom an Option is granted pursuant to the Plan, and upon his death, his successors, heirs, executors and administrators, as the case may be.

        (j) "Plan" shall mean this Del Monte Foods Company Non-Employee Director and Independent Contractor 1997 Stock Incentive Plan, as it may be amended from time to time.

        (k) A "Public Market" for the Common Stock shall be deemed to exist if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, or if trading regularly occurs in such Common Stock in, on or through the facilities of securities exchanges and/or inter-dealer quotation systems in the United States (within the meaning of Section 902(n) of the Securities Act) or any designated offshore securities market (within the meaning of Rule 902(a) of the Securities Act).

        (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

        3.      Stock Subject to the Plan

        Subject to adjustment as provided in Section 7 hereof, the Board of Directors may grant Options to Participants with respect to 792 shares of Common Stock. In the event that


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any outstanding Option expires, terminates or is cancelled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Plan.

        Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, as determined by the Board of Directors.

        4.      Administration of the Plan

        The Plan shall be administered by the Board of Directors. The Board of Directors shall from time to time designate the persons who shall be granted Options, the number of shares subject to each Option and the terms and conditions on which each Option shall be granted.

        The Board of Directors shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Board of Directors shall be final and binding on all parties and all decisions, determinations, selections and other actions permitted or required to be taken or made by the Board of Directors with respect to the Plan shall be subject to the absolute discretion of the Board of Directors. No member of the Board of Directors shall be liable to any Participant for any action, omission, or determination relating to the Plan.

        5.      Eligibility

        The persons who shall be eligible to receive Options pursuant to the Plan shall be such non-employee directors of the Company and independent contractors retained by the Company as the Board of Directors shall select from time to time.

        6.      Options

        Each Option granted pursuant to the Plan shall be evidenced by an agreement in the form attached hereto as Exhibit A. Options shall comply with and be subject to the following terms and conditions:

        (a)     Identification of Options

        All Options shall be clearly identified in the agreement evidencing their grant as non-qualified stock options that are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code.

        (b)     Exercise Price

        The exercise price per share of each Option shall be such price as the Board of Directors shall determine at the time at which the Option is granted.


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        (c)     Term and Exercise of Options

        Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Board of Directors on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided, further, that each Option shall be subject to earlier expiration, termination, cancellation or exercisability as provided in this Plan.

        (d) Effect of Termination of Membership on Board; Independent Contractor Status

        (1) In the event of the termination of the membership of a Participant on the Board of Directors for any reason at any time other than on account of permanent disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of ninety (90) days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term. In the event of the termination of membership of a Participant on the Board of Directors on account of the permanent disability or death of the Participant, (x) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one (1) year after such termination, on which date they shall expire, and (y) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term. The agreement evidencing the grant of an Option to any person who is not a member of the Board of Directors shall include such terms and conditions as the Board of Directors deems appropriate concerning the termination of the Option prior to the expiration of its term.

        (e)     Certain Terms and Conditions

        (1) Each Option shall be exercisable in whole or in part with respect to not less than one share of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

        (2) An Option shall be exercised by delivering notice to Del Monte's principal office in the form attached hereto as Exhibit B, to the attention of its Chief Financial Officer with a copy to its General Counsel, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an


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Option shall be made on the effective date of such exercise in cash, by certified check, bank cashier's check or wire transfer, or by tender to Del Monte of shares of Common Stock already owned and held by the Participant for at least six (6) months, which shares shall be valued as determined by the Board of Directors on the effective date of the proposed exercise. In the event that, prior to the existence of a Public Market for the Common Stock, a Participant elects to pay the exercise price upon the exercise of an Option by the tender of previously-owned shares, the delivery by Del Monte of certificates representing the shares of Common Stock purchased upon such exercise shall be deferred pending a determination of the exact number of the shares of Common Stock required to be tendered by the Participant.

        (3) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

        (4) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Notwithstanding the preceding provisions of this Section 6(e)(4), a Participant may assign his rights with respect to any Option granted to him to a trust or custodianship the beneficiaries of which may include only the Participant, the Participant's spouse, or the Participant's lineal descendants (by blood or adoption). In the event of any such assignment, such trust or custodianship shall be subject to all the restrictions, obligations and responsibilities as apply to the Participant under the Plan and shall be entitled to all the rights of the Participant under the Plan.

        (f)     Consequences Upon Certain Transactions

        Not more than ten (10) days prior to a Change of Control, all outstanding Options shall vest and become immediately exercisable.

        7.      Adjustment Upon Changes in Common Stock

        (a) Subject to any required action by the shareholders of Del Monte, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected by Del Monte without receipt or payment of consideration, the Board of Directors shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option and the exercise price per share of Common Stock of each such Option.

        (b) Subject to any required action by the shareholders of Del Monte, in the event that Del Monte shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.


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        (c)     In the event of a dissolution or liquidation of Del Monte, a sale of all or substantially all of Del Monte's assets, a sale of all or a substantial portion of the Common Stock held by TPG, a merger or consolidation involving Del Monte in which Del Monte is not the surviving corporation, a merger or consolidation involving Del Monte in which Del Monte is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, or any other similar transaction, the Board of Directors shall have the power to:

        (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value, as determined by the Board of Directors in good faith, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

        (ii) permit Participants to exercise their Options and participate in such transaction on a basis no less favorable than that afforded other owners of Common Stock.

        (d) In the event of any change in the capitalization of Del Monte or corporate change other than those specifically referred to herein, the Board of Directors will make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Board of Directors may consider necessary or appropriate.

        (e) Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Del Monte or any other corporation. Except as expressly provided in the Plan, no issuance by Del Monte of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price of any Option.

        8.      Rights as a Stockholder

        (a) No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares.

        (b) Notwithstanding anything herein to the contrary, prior to the existence of a Public Market, Del Monte shall not be obligated to cause to be issued or delivered to or for the benefit of any Participant any certificates evidencing shares of Common Stock pursuant to the Plan unless and until such Participant executes a Stockholders' Agreement in the form attached


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hereto as Exhibit C or, in the case of a Participant who is not a member of the
Board of Directors, an agreement in such form as the Board of Directors deems appropriate.

        9.      No Special Rights; No Right to Option

        (a) Nothing contained in the Plan or any Option shall confer upon any Participant any right with respect to the continuation of his relationship with the company or interfere in any way with the right of the Company at any time to terminate such relationship.

        (b) No person shall have any claim or right to receive an Option hereunder. The Board of Directors's granting of an Option to a Participant at any time shall neither require the Board of Directors to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Board of Directors from making subsequent grants to such Participant or any other Participant or other person.

        10.     Securities Matters

        (a) Del Monte shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, Del Monte shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until Del Monte is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board of Directors may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Board of Directors deems necessary or desirable.

        (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Del Monte shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Del Monte may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. Del Monte shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

        (c) In the event that the Board of Directors defers the effectiveness of the exercise by a Participant of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from


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registration or other methods for compliance available under federal or state securities laws, such Participant may elect, by delivery of written notice by the Participant to the Company not later than thirty (30) days following his receipt of notice of such deferral or the expiration of such deferral, to surrender the exercisable portion of such Option (or any portion thereof) to the Company in consideration for a lump sum payment in cash in an amount equal to the product of (A) the excess of (i) the value of a share of Common Stock as determined by the Board of Directors as of the date of surrender over (ii) the per share exercise price of the Option and (B) the number of shares with respect to which such Participant desires and is entitled to exercise such Option. Notice shall be delivered in person or by certified mail, return receipt requested and shall be deemed to have been given when personally delivered or three (3) days after mailing.

        11.     Termination and Amendment of the Plan

        The right to grant Options under the Plan will terminate on August 4, 2007. The Board of Directors may at any time suspend or terminate the Plan or revise or amend it in any respect whatsoever.

        12.     Transfers Upon Death

        Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Board of Directors shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Board of Directors may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Option.

        13.     No Obligation to Exercise

        The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

        14.     Expenses and Receipts

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

        l5.     Failure to Comply

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement


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executed by such Participant evidencing an Option, unless such failure is remedied by such Participant within ten (10) days after having been notified of such failure by the Board of Directors, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Board of Directors, in its absolute discretion, may determine.

        16.     Applicable Law

        The Plan will be administered in accordance with the laws of the State of California, without reference to its principles of conflicts of law.


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